JPMorgan China Region Fund, Inc.

J.P.Morgan Asset Management

Benchmark[^]

80 % MSCI Golden Dragon Index (Net)
20 % CSI 300 Index (Net)

Investment objective

Long term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, Taiwan and Macau.

Fund statistics

Fund manager	**Emerson Yip**
Listed	New York Stock Exchange
Net Assets (as at 30/09/15)	USD 111.17m
Launch date	16th July 1992
Dividends (Ex-dividend date)	USD 0.2370 (9 December 2015)
Actual Leverage[#]	**5.3%**

Market capitalization breakdown (as at 30/09/15)

(Large Cap > USD 2bn, Mid Cap USD 500m - USD 2bn, Small Cap < USD 500m)



100
80
60
40
20
0
90.6
95.8
8.6
4.2
0.8
0.0
Fund Bmark
Large Cap
124 Stocks
Fund Bmark
Mid Cap
24 Stocks
Fund Bmark
Small Cap
3 Stocks

Total number of stocks in the Fund's portfolio: 151

^ On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund's benchmark was changed to a net, rather than gross, basis.

Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13.

Actual leverage represents the excess amount above shareholders' funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders' funds. If the amount calculated is negative, this represents a net cash position.

Performance data (as at 30/09/15)



400
350
300
250
200
150
100
50
0
09/95
09/97
09/99
09/01
09/03
09/05
09/07
09/09
09/11
09/13
09/15
Share price
Net asset value
Benchmark^

Cumulative performance (as at 30/09/15)

%	1 mth	3 mths	2015 YTD	1 year	3 year	5 year	10 years
Share price	**-0.9**	**-24.0**	**-15.3**	**-5.1**	**16.4**	**0.1**	**108.3**
Net asset value	**-2.6**	**-23.3**	**-11.1**	**1.2**	**21.9**	**9.5**	**95.7**
Benchmark^	-2.6	-21.8	-10.4	0.2	18.8	14.0	100.5

Rolling 12 month performance (as at 30/09/15)

%	2015/2014	2014/2013	2013/2012	2012/2011	2011/2010
Share price	**-5.1**	**4.8**	**17.1**	**16.8**	**-26.4**
Net asset value	**1.2**	**3.6**	**16.2**	**15.4**	**-22.1**
Benchmark^	0.2	6.5	11.3	16.5	-17.7

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Top 10 holdings (as at 30/09/15)

Holding	Fund %	Benchmark^ weight
Tencent Holdings	5.5	4.5
Taiwan Semiconductor Manufacturing	5.3	5.1
China Construction Bank*	4.2	3.0
Ping An Insurance*	3.7	2.1
AIA Group	3.6	3.2
China Merchants Bank*	2.9	1.3
China Vanke Co*	1.9	0.4
China Mobile	1.8	3.8
China Petroleum & Chemical	1.6	0.9
Fubon Financial Holding	1.6	0.5
Sub-Total	32.1	24.8

* Denotes China A-share holding

Sector (as at 30/09/15)

Fund %	Sector	Active %
35.4%	Financials	-4.1%
21.2%	Information Technology	2.2%
9.4%	Industrials	-0.8%
8.4%	Consumer Discretionary	1.8%
4.5%	Health Care	2.5%
4.3%	Telecommunication Services	-1.9%
3.9%	Utilities	-1.4%
2.5%	Energy	-1.4%
2.1%	Consumer Staples	-1.3%
1.0%	Materials	-2.9%
7.3%	Liquidity	7.3%
100.0%	Total	

Fund information

Share price	USD 14.32
NAV per share	USD 17.24
Discount (-) / Premium Current	-16.9%
Shares in issue	6,447,637

Fund code

Bloomberg	JFC US
ISIN	US46614T1079
Sedol	2471392

Portfolio

(as at 30/09/15)

Fund %		Active %
19.6%	Hong Kong	1.2%
18.7%	China - 'A' Shares	-1.3%
18.7%	China - Hong Kong 'H'	-2.4%
15.4%	Taiwan	-6.1%
10.7%	China - Hong Kong 'P Chip'	2.0%
7.8%	China - Hong Kong 'Red Chip'	-2.4%
1.1%	China - Others	1.1%
0.4%	China - 'B' Shares	0.3%
0.3%	China - Singapore Listed	0.3%
7.3%	Net Liquidity	7.3%
100.0%	Total	

Portfolio review

(as at 30/09/15)

Greater China equities fell. The Federal Reserve's deferral of an increase in U.S. interest rates, while largely expected by markets, was interpreted as a negative statement about global growth and consequently spurred a continuation of last month's global equities rout. The MSCI Taiwan Index dropped the most of the 3 Greater China markets as Chinese smartphone demand disappointed, prompting further negative earnings revisions for the electronics export-heavy index. The MSCI Hong Kong Index fell despite the reprieve in interest rates, as another embezzlement case in a large Macau junket caused concerns about tightening liquidity for the beleaguered gaming sector. The MSCI China Index retreated alongside another steep drop in mainland markets as the government continued to force closure of the OTC margin accounts at the heart of this year's volatility.

Market outlook

(as at 30/09/15)

Despite the stabilizing RMB and recovering physical property sales, the MSCI China Index is now at multi-year low valuations. While the industrial economy has clearly stalled out based on micro-level indicators, we do not believe we are on the verge of a banking crisis and China's consumer and service economy continues to be robust. As a result, we have continued to increase our overweight position in China into weakness while selling certain outperforming industrials in Taiwan and Hong Kong.

Further information

Investment Adviser: JF International Management Inc.
Website: www.jpmchinaregionfund.com
Administration: Lucy Dina +44 (0)20 7742 3735
US Representative: Mark Tuttle +1 (617) 624 6330

Full portfolio holdings

(as at 30/09/15)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Financials	**44,594,592**	**35.4**
CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1	5,318,088	4.2
PING AN INSURANCE GROUP CO OF CHINA LTD COMMON	4,611,515	3.7
AIA GROUP LTD COMMON STOCK HKD 0	4,561,020	3.6
CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1	2,474,416	2.0
FUBON FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10	2,039,363	1.6
CHINA VANKE CO LTD COMMON STOCK HKD 1	2,029,392	1.6
CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD	1,966,784	1.6
E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10	1,487,256	1.2
HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK	1,458,967	1.2
HONGKONG LAND HOLDINGS LTD COMMON STOCK USD 0.1	1,332,576	1.1
BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0	1,298,943	1.0
CHINA MERCHANTS BANK CO LTD COMMON STOCK CNY 1	1,246,651	1.0
CHINA MINSHENG BANKING CORP LTD COMMON STOCK HKD 1	1,204,948	1.0
SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0	1,128,186	0.9
CHINA CITIC BANK CORP LTD COMMON STOCK HKD 1	983,738	0.8
HANG SENG BANK LTD COMMON STOCK HKD 0	899,855	0.7
CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON	838,486	0.7
NEW WORLD DEVELOPMENT CO LTD COMMON STOCK HKD 0	782,989	0.6
INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1	770,246	0.6
PICC PROPERTY & CASUALTY CO LTD COMMON STOCK HKD 1	757,853	0.6
SHANGHAI PUDONG DEVELOPMENT BANK CO LTD COMMON	692,710	0.5
DAH SING BANKING GROUP LTD COMMON STOCK HKD 0	681,088	0.5
BANK OF COMMUNICATIONS CO LTD COMMON STOCK CNY 1	669,296	0.5
YUEXIU REAL ESTATE INVESTMENT TRUST REIT HKD 0	564,902	0.4
CHINA MINSHENG BANKING CORP LTD COMMON STOCK CNY 1	543,519	0.4
PING AN BANK CO LTD COMMON STOCK CNY 1	520,122	0.4
WHEELOCK & CO LTD COMMON STOCK HKD 0	518,706	0.4
CHAMPION REIT REIT HKD 0	434,309	0.3
HAITONG SECURITIES CO LTD COMMON STOCK CNY 1	425,194	0.3
CHINA VANKE CO LTD COMMON STOCK CNY 1	377,469	0.3
CITIC SECURITIES CO LTD COMMON STOCK CNY 1	375,408	0.3
CHINA PACIFIC INSURANCE GROUP CO LTD COMMON STOCK	355,627	0.3
GREAT EAGLE HOLDINGS LTD COMMON STOCK HKD 0.5	351,458	0.3
HSBC HOLDINGS PLC COMMON STOCK GBP 0.5	343,272	0.3
POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1	327,350	0.3
CHINA FORTUNE LAND DEVELOPMENT CO LTD COMMON STOCK	222,889	0.2
Information Technology	**26,738,724**	**21.2**
TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002	6,920,425	5.5
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON	6,676,408	5.3
ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON	1,625,019	1.3
CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10	1,490,244	1.2
LARGAN PRECISION CO LTD COMMON STOCK TWD 10	1,477,185	1.2
AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD	1,425,700	1.1
DELTA ELECTRONICS INC COMMON STOCK TWD 10	1,332,928	1.1
WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK	690,675	0.5
SILICON MOTION TECHNOLOGY CORP ADR USD 0.01	633,729	0.5
CHIPBOND TECHNOLOGY CORP COMMON STOCK TWD 10	605,530	0.5
ZHEJIANG DAHUA TECHNOLOGY CO LTD COMMON STOCK CNY	530,081	0.4
PCHOME ONLINE INC COMMON STOCK TWD 10	514,661	0.4
HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD	491,383	0.4
NANYA TECHNOLOGY CORP COMMON STOCK TWD 10	371,346	0.3
AISINO CORP COMMON STOCK CNY 1	358,941	0.3
VTECH HOLDINGS LTD COMMON STOCK HKD 0.05	289,177	0.2
WONDERS INFORMATION CO LTD COMMON STOCK CNY 1	246,211	0.2
GUANGZHOU HAIGE COMMUNICATIONS GROUP INC CO COMMON	222,171	0.2
UNIVERSAL SCIENTIFIC INDUSTRIAL SHANGHAI CO LTD	175,015	0.1
EAST MONEY INFORMATION CO LTD COMMON STOCK CNY 1	152,815	0.1
BEIJING EGOVA CO LTD COMMON STOCK CNY 1	142,387	0.1
BEIJING TENSYN DIGITAL MARKETING TECHNOLOGY JSC	129,163	0.1
SHENZHEN O-FILM TECH CO LTD COMMON STOCK CNY 1	126,672	0.1
SHENZHEN DEREN ELECTRONIC CO LTD COMMON STOCK CNY	109,216	0.1
PCHOME ONLINE INC RIGHT TWD	1,642	0.0

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Industrials	**11,877,426**	**9.4**
CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1	2,036,309	1.6
CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK	1,291,411	1.0
CAR INC COMMON STOCK HKD 0.00001	1,010,873	0.8
CHINA COMMUNICATIONS CONSTRUCTION CO LTD COMMON	873,407	0.7
CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD	813,510	0.7
SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0	676,731	0.5
ORIENT OVERSEAS INTERNATIONAL LTD COMMON STOCK HKD	653,396	0.5
CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD	427,956	0.3
SHANGHAI INTERNATIONAL AIRPORT CO LTD COMMON STOCK	403,344	0.3
CHINA SHIPBUILDING INDUSTRY CO LTD COMMON STOCK	393,024	0.3
HAN'S LASER TECHNOLOGY INDUSTRY GROUP CO LTD	379,053	0.3
SPRING AIRLINES CO LTD COMMON STOCK CNY 1	377,701	0.3
CHINA STATE CONSTRUCTION ENGINEERING CORP LTD	343,685	0.3
CHINA RAILWAY CONSTRUCTION CORP LTD COMMON STOCK	325,476	0.3
ZHENGZHOU YUTONG BUS CO LTD COMMON STOCK CNY 1	294,549	0.2
BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK	280,274	0.2
AVIC AIRCRAFT CO LTD COMMON STOCK CNY 1	274,858	0.2
SUZHOU GOLD MANTIS CONSTRUCTION DECORATION CO LTD	220,301	0.2
DAQIN RAILWAY CO LTD COMMON STOCK CNY 1	197,210	0.2
CRRC CORP LTD COMMON STOCK CNY 1	194,822	0.2
XIAMEN C & D INC COMMON STOCK CNY 1	148,786	0.1
HENAN PINGGAO ELECTRIC CO LTD COMMON STOCK CNY 1	130,464	0.1
GUANGSHEN RAILWAY CO LTD COMMON STOCK CNY 1	130,285	0.1
Consumer Discretionary	**10,596,012**	**8.4**
SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01	778,021	0.6
TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0	750,976	0.6
CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK	652,196	0.5
WYNN MACAU LTD COMMON STOCK HKD 0.001	552,853	0.4
VIPSHOP HOLDINGS LTD ADR USD 0.0001	504,000	0.4
PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD	503,599	0.4
FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK HKD	489,175	0.4
NEXTEER AUTOMOTIVE GROUP LTD COMMON STOCK HKD 0.1	464,978	0.4
LIFESTYLE INTERNATIONAL HOLDINGS LTD COMMON STOCK	424,611	0.3
MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4	410,952	0.3
STELLA INTERNATIONAL HOLDINGS LTD COMMON STOCK HKD	407,332	0.3
XINYI GLASS HOLDINGS LTD COMMON STOCK HKD 0.1	385,732	0.3
MELCO CROWN ENTERTAINMENT LTD ADR USD 0.01	356,494	0.3
CHINA SOUTH PUBLISHING & MEDIA GROUP CO LTD COMMON	353,949	0.3
CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON	350,656	0.3
CHINA CYTS TOURS HOLDING CO LTD COMMON STOCK CNY 1	303,535	0.3
SUNING COMMERCE GROUP CO LTD COMMON STOCK CNY 1	295,893	0.2
MIDEA GROUP CO LTD COMMON STOCK CNY 1	279,800	0.2
ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1	273,858	0.2
MINTH GROUP LTD COMMON STOCK HKD 0.1	249,650	0.2
JOHNSON HEALTH TECH CO LTD COMMON STOCK TWD 10	243,768	0.2
GREE ELECTRIC APPLIANCES INC OF ZHUHAI COMMON	234,162	0.2
CHINA INTERNATIONAL TRAVEL SERVICE CORP LTD COMMON	212,587	0.2
TCL CORP COMMON STOCK CNY 1	186,807	0.2
BEIJING GEHUA CATV NETWORK CO LTD COMMON STOCK CNY	159,341	0.1
FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK CNY	152,812	0.1
HUBEI XINYANGFENG FERTILIZER CO LTD COMMON STOCK	149,101	0.1
HUAYU AUTOMOTIVE SYSTEMS CO LTD COMMON STOCK CNY 1	142,434	0.1
NAVINFO CO LTD COMMON STOCK CNY 1	124,621	0.1
SAIC MOTOR CORP LTD COMMON STOCK CNY 1	122,093	0.1
SHENZHEN TEMPUS GLOBAL TRAVEL HOLDINGS LTD COMMON	80,028	0.1
Liquidity	**9,162,516**	**7.3**
Net Liquidity	9,162,516	7.3

Full portfolio holdings (cont'd)

Holding	Values Sum of Traded Market Value (Base)	Sum of Weight
Health Care	**5,715,931**	**4.5**
SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025	1,660,769	1.3
PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD	1,107,844	0.9
CSPC PHARMACEUTICAL GROUP LTD COMMON STOCK HKD 0	977,754	0.8
JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1	581,954	0.5
IKANG HEALTHCARE GROUP INC ADR USD 0.01	518,414	0.4
KANGMEI PHARMACEUTICAL CO LTD COMMON STOCK CNY 1	215,228	0.2
HUALAN BIOLOGICAL ENGINEERING INC COMMON STOCK CNY	194,408	0.1
HUMANWELL HEALTHCARE GROUP CO LTD COMMON STOCK CNY	165,686	0.1
AIER EYE HOSPITAL GROUP CO LTD COMMON STOCK CNY 1	158,529	0.1
TASLY PHARMACEUTICAL GROUP CO LTD COMMON STOCK CNY	135,345	0.1
Telecommunication Services	**5,454,261**	**4.3**
CHINA MOBILE LTD COMMON STOCK HKD 0	2,292,024	1.8
CHINA TELECOM CORP LTD COMMON STOCK HKD 1	1,989,641	1.6
HKT TRUST & HKT LTD STAPLED SECURITY HKD 0.0005	421,875	0.3
CITIC TELECOM INTERNATIONAL HOLDINGS LTD COMMON	312,185	0.2
HKBN LTD COMMON STOCK HKD 0.0001	232,439	0.2
CHINA UNITED NETWORK COMMUNICATIONS LTD COMMON	206,097	0.2
Utilities	**4,950,273**	**3.9**
CHINA LONGYUAN POWER GROUP CORP LTD COMMON STOCK	1,217,396	1.0
CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1	1,138,357	0.9
BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK	1,031,219	0.8
CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD COMMON	527,190	0.4
SIIC ENVIRONMENT HOLDINGS LTD COMMON STOCK SGD 0	369,670	0.3
CHINA YANGTZE POWER CO LTD COMMON STOCK CNY 1	314,958	0.2
GD POWER DEVELOPMENT CO LTD COMMON STOCK CNY 1	270,691	0.2
SDIC POWER HOLDINGS CO LTD COMMON STOCK CNY 1	80,792	0.1
Energy	**3,177,633**	**2.5**
CHINA PETROLEUM & CHEMICAL CORP COMMON STOCK HKD 1	2,070,807	1.6
CNOOC LTD COMMON STOCK HKD 0	955,687	0.8
CHINA SHENHUA ENERGY CO LTD COMMON STOCK CNY 1	151,139	0.1
Consumer Staples	**2,605,113**	**2.1**
PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10	908,967	0.7
INNER MONGOLIA YILI INDUSTRIAL GROUP CO LTD COMMON	707,677	0.6
KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0	487,368	0.4
YONGHUI SUPERSTORES CO LTD COMMON STOCK CNY 1	345,673	0.3
HEILONGJIANG AGRICULTURE CO LTD COMMON STOCK CNY 1	155,429	0.1
Materials	**1,302,243**	**1.0**
ANGANG STEEL CO LTD COMMON STOCK HKD 1	381,223	0.3
BBMG CORP COMMON STOCK HKD 1	376,836	0.3
ANHUI CONCH CEMENT CO LTD COMMON STOCK CNY 1	344,575	0.3
BAOSHAN IRON & STEEL CO LTD COMMON STOCK CNY 1	199,608	0.2
Grand Total	**126,174,725**	**100.0**

Source: J.P. Morgan, Reuters, Bloomberg

Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the "MSCI Parties") makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

All equity indices stated as 'Net' are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise.

This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund's shares should contact JPM New York and not other brokers who may be listed in this report.

This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or on behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund's net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.